Exhibit 10.1
Execution Version

TENTH AMENDMENT
TO
CREDIT AGREEMENT
DATED AS OF APRIL 30, 2020
AMONG
CALIFORNIA RESOURCES CORPORATION,
AS THE BORROWER,
JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS
PARTY HERETO

TENTH AMENDMENT TO CREDIT AGREEMENT
This Tenth Amendment to Credit Agreement (this “Amendment”) dated as of April 30, 2020, is among California Resources Corporation, a Delaware corporation (the “Borrower”), each of the undersigned Guarantors, each Lender party hereto, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent and the Lenders from time to time party thereto have entered into that certain Credit Agreement dated as of September 24, 2014 (as amended by the First Amendment to Credit Agreement dated as of February 25, 2015, the Second Amendment to Credit Agreement dated as of November 2, 2015, the Third Amendment to Credit Agreement dated as of February 23, 2016, the Fourth Amendment to Credit Agreement dated as of April 22, 2016, the Fifth Amendment and Waiver to Credit Agreement dated as of August 12, 2016, the Sixth Amendment to Credit Agreement dated as of February 14, 2017, the Seventh Amendment to Credit Agreement dated as of November 9, 2017, the Eighth Amendment to Credit Agreement dated as of August 20, 2018, the Ninth Amendment to Credit Agreement dated as of August 28, 2019 and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”).
B.    The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to postpone the Scheduled Redetermination of the Borrowing Base that was to be effective on May 1, 2020 and amend certain provisions of the Credit Agreement on the terms and conditions set forth herein.
C.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment, including the recitals hereto, has the meaning assigned to such term in the Credit Agreement as amended hereby. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Postponement of Borrowing Base Redetermination. In accordance with clause (ix) of the first proviso to Section 14.1, the Scheduled Redetermination of the Borrowing Base that was to be effective on May 1, 2020 shall be postponed such that the new Borrowing Base in connection with such Scheduled Redetermination shall be effective and applicable on May 15, 2020.
Section 3.    Amendment to Credit Agreement.
3.1     Amendments to Section 1.1.
(a)    The definition of “ABR” is hereby amended by amending and restating the final sentence of such definition as follows:

1

For the avoidance of doubt, if the ABR shall be less than 2.0%, such rate shall be deemed to be 2.0% for purposes of this Agreement.
(b)    The definition of “LIBOR Rate” is hereby amended by amending and restating the proviso at the end of such definition as follows provided that if the LIBOR Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the LIBOR Rate shall be the Interpolated Rate, provided, that, if any Interpolated Rate shall be less than 1.0%, such rate shall be deemed to be 1.0% for purposes of this Agreement.
(c)    The definition of “LIBOR Screen Rate” is hereby amended by amending and restating the proviso at the end of such definition as follows:
provided that if the LIBOR Screen Rate shall be less than 1.0%, such rate shall be deemed to be 1.0% for the purposes of this Agreement.
(d)    Clause (a) of the definition of “Revolving Loan Limit” is hereby amended and restated as follows:
(a) at any time during a Borrowing Base Trigger Period (other than as set forth in clause (b)), (i) the least of (x) the Total Revolving Commitments at such time, (y) the Borrowing Base at such time (including as it may be reduced pursuant to Section 2.14(h)) and (z) $900,000,000 minus (ii) the aggregate Total Term Loan Exposure
3.2    Amendment to Section 2.17(b). Section 2.17(b) is hereby amended by amending and restating the proviso at the end of such section as follows:
provided that, if such alternate rate of interest shall be less than 1.0%, such rate shall be deemed to be 1.0% for the purposes of this Agreement.
3.3    A copy of the Credit Agreement as amended by this Amendment is attached hereto as Exhibit B.
Section 4.    Certification of Consolidated Cash Balance. As a condition precedent to any Credit Event, substantially concurrently with the Borrower’s request for such Credit Event, the Borrower shall provide the Administrative Agent with an officer’s certification of the Consolidated Cash Balance both prior to and after giving pro forma effect to such Credit Event on the form attached hereto as Exhibit A.
Section 5.    Effectiveness. This Amendment shall become effective on the first date on which each of the conditions set forth in this Section 5 is satisfied (the “Effective Date”):
5.1    The Administrative Agent shall have received duly executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from the Borrower, each Guarantor and Lenders constituting the Majority Lenders and Majority Revolving Lenders.

2

5.2    The Borrower shall have paid, to the extent invoiced, all fees and other amounts due and payable on or prior to the Effective Date, including all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
5.3    No Borrowing Base Deficiency, Default or Event of Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
Section 6.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 7.    Miscellaneous.
7.1    (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each other Credit Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents; (c) this Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart; (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment; and (e) unless otherwise specified, each Lender’s executed signature page to this Amendment constitutes such Lender’s signature in all its capacities under the Credit Agreement.
7.2    Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Credit Documents (collectively “Violations”). Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Credit Documents with respect to any Violations; (b) except for the amendments set forth herein, amend or alter any provision of the Credit Agreement, the other Credit Documents, or any other contract or instrument; or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Credit Documents, or any other contract or instrument. Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Violations.
7.3    The Borrower and each Guarantor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends

3

its continued liability under, each Credit Document to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby; and (c) represents and warrants to the Lenders that as of the Effective Date, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Credit Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date, and (ii) no Borrowing Base Deficiency, Default or Event of Default has occurred and is continuing.
7.4    This Amendment is a Credit Document as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
7.5     THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, INCLUDING THIS AMENDMENT, EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Pages Follow]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers thereunto duly authorized as of the date first above written.

BORROWER:	CALIFORNIA RESOURCES CORPORATION

	By:	/s/ Marshall D. Smith
	Name:	Marshall D. Smith
	Title:	Senior Executive Vice President and Chief Financial Officer

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

GUARANTORS:
CALIFORNIA HEAVY OIL, INC.
CALIFORNIA RESOURCES LONG BEACH, INC.
CALIFORNIA RESOURCES PETROLEUM CORPORATION
CALIFORNIA RESOURCES PRODUCTION CORPORATION
CALIFORNIA RESOURCES TIDELANDS, INC.
SOUTHERN SAN JOAQUIN PRODUCTION, INC.
THUMS LONG BEACH COMPANY

	By:	/s/ Marshall D. Smith
	Name:	Marshall D. Smith
	Title:	Senior Executive Vice President and Chief Financial Officer

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

CALIFORNIA RESOURCES ELK HILLS, LLC CRC CONSTRUCTION SERVICES, LLC CRC SERVICES, LLC SOCAL HOLDING, LLC

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer of California Resources Corporation, its Sole Member

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

CALIFORNIA RESOURCES WILMINGTON, LLC

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer of California Resources Corporation, its Sole Member

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

CRC MARKETING, INC.

By:	/s/ D. Adam Smith
Name:	D. Adam Smith
Title:	Assistant Secretary

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

TIDELANDS OIL PRODUCTION COMPANY

By:	/s/ Joanna Park
Name:	Joanna Park
Title:	Vice President and Treasurer of California Resources Tidelands, Inc., its Managing Partner

CALIFORNIA RESOURCES COLES LEVEE, LLC

By:	/s/ Joanna Park
Name:	Joanna Park
Title:	Vice President and Treasurer

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

CALIFORNIA RESOURCES COLES LEVEE, L.P.

By:	/s/ Joanna Park
Name:	Joanna Park
Title:	Vice President and Treasurer of California Resources Coles Levee, LLC, its General Partner

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

CALIFORNIA RESOURCES REAL ESTATE VENTURES, LLC

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer

CALIFORNIA RESOURCES ROYALTY HOLDINGS, LLC

By:	/s/ Marshall D. Smith
Name:	Marshall D. Smith
Title:	Senior Executive Vice President and Chief Financial Officer

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ Sandeep Parihar
Name:	Sandeep Parihar
Title:	Executive Director

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

BANK OF AMERICA, N.A.
as Lender for $________ share of the $1.0Bn Revolving Credit Facility

By:	/s/ Kathryn (Katie) Pounds
Name:	Kathryn (Katie) Pounds
Title:	Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

ROYAL BANK OF CANADA, as Lender

By:	/s/ Josh Brant
Name:	Josh Brant
Title:	Director

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

CITIBANK, N.A., as Lender

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

Goldman Sachs Bank USA, as a lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Temesgen Haile
Name:	Temesgen Haile
Title:	Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

Wells Fargo Bank, N.A. as Lender

By:	/s/ Constantin E. Chepurny
Name:	Constantin E. Chepurny
Title:	EVP

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

BBVA USA,

By:	/s/ Gabriela Azcarate
Name:	Gabriela Azcarate
Title:	Senior Vice President

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

Morgan Stanley Bank, N.A.

By:	/s/ Kevin Newman
Name:	Kevin Newman
Title:	Authorized Signatory

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

SOCIETE GENERALE

By:	/s/ Diego Medina
Name:	Diego Medina
Title:	Director.

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

THE BANK OF NEW YORK MELLON

By:	/s/ Richard K. Fronapfel, Jr.
Name:	Richard K. Fronapfel, Jr.
Title:	Director

Signature Page
CALIFORNIA RESOURCES CORPORATION - Tenth Amendment

Exhibit A
Certification of Consolidated Cash Balance
Reference is made to that certain Credit Agreement, dated as of September 24, 2014, among, inter alia, California Resources Corporation, a Delaware corporation (the “Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent and the Lenders party thereto (as amended by the First Amendment to Credit Agreement dated as of February 25, 2015, the Second Amendment to Credit Agreement dated as of November 2, 2015, the Third Amendment to Credit Agreement dated as of February 23, 2016, the Fourth Amendment to Credit Agreement dated as of April 22, 2016, the Fifth Amendment and Waiver to Credit Agreement dated as of August 12, 2016, the Sixth Amendment to Credit Agreement dated as of February 14, 2017, the Seventh Amendment to Credit Agreement dated as of November 9, 2017, the Eighth Amendment to Credit Agreement dated as of August 20, 2018, the Ninth Amendment to Credit Agreement dated as of August 28, 2019, the Tenth Amendment to Credit Agreement, dated as of April 30, 2020, and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”). Unless otherwise defined in this Amendment, each capitalized term used in this Amendment, including the recitals hereto, has the meaning assigned to such term in the Credit Agreement as amended hereby
The undersigned, in their capacity as an officer of the Borrower and not in an individual capacity hereby certifies that the Consolidated Cash Balance:
(a) prior to the Credit Event requested on or about the date hereof is $[•]; and
(b) after giving pro forma effect to the Credit Event requested on or about the date hereof is $[•].

California Resources Corporation

Name:
Title:

Date:	___________________, 20__

Exhibit B
AMENDED CREDIT AGREEMENT
See attached.